                                                                      EXHIBIT 24

STATE OF ILLINOIS
COUNTY OF COOK

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Louis J. Conti, a Director of ROADMASTER INDUSTRIES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Henry Fong and Jeff L. Hinton, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for the Company to be filed with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the S-3 shelf registration for the benefit of the Selling Shareholders as from time to time identified therein, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of September 1995.

                                        Louis J. Conti
                                        ----------------------------------------
                                        Louis J. Conti


                                 ACKNOWLEDGMENT

         BEFORE me this 1st day of September, 1995, came Louis J. Conti personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.



                                        Denise Eskuchen
                                        ----------------------------------------
                                        NOTARY PUBLIC

                                        State of Illinois

                                        My Commission Expires: 3-6-98

                                        NOTARY SEAL


                                        "OFFICIAL SEAL"
                                        Denise N. Eskuchen
                                        Notary Public, State of Illinois
                                        My Commission Expires: 03/06/98

STATE OF GEORGIA
COUNTY OF FULTON

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Clay C. Long, a Director of ROADMASTER INDUSTRIES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Henry Fong and Jeff L. Hinton, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for the Company to be filed with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the S-3 shelf registration for the benefit of the Selling Shareholders as from time to time identified therein, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8th day of September 1995.

                                        Clay C. Long
                                        ----------------------------------------
                                        Clay C. Long


                                 ACKNOWLEDGMENT

         BEFORE me this 8th day of September, 1995, came Clay C. Long personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                        Leigh Gavver
                                        ----------------------------------------


                                        NOTARY PUBLIC

                                        State of Georgia

                                        My Commission Expires: 12-14-96

                                        NOTARY SEAL

                                        Notary Public, Cobb County, Georgia
                                        My Commission Expires Dec. 14, 1996

STATE OF GEORGIA
COUNTY OF FULTON

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, Michael P. Marshall, a Director of ROADMASTER INDUSTRIES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Henry Fong and Jeff L. Hinton, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for the Company to be filed with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the S-3 shelf registration for the benefit of the Selling Shareholders as from time to time identified therein, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of September 1995.

                                        Michael P. Marshall
                                        ----------------------------------------
                                        Michael P. Marshall

                                 ACKNOWLEDGMENT

         BEFORE me this 14th day of September, 1995, came Michael P. Marshall personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                        Virginia S. Cook
                                        ----------------------------------------
                                        NOTARY PUBLIC

                                        State of Georgia

                                        NOTARY SEAL

                                        Notary Public, Fulton County, Georgia
                                        My Commission Expires January 21, 1996

STATE OF GEORGIA
COUNTY OF FULTON

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, John D. Phillips, a Director of ROADMASTER INDUSTRIES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Henry Fong and Jeff L. Hinton, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for the Company to be filed with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the S-3 shelf registration for the benefit of the Selling Shareholders as from time to time identified therein, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of September 1995.

                                        John D. Phillips
                                        ----------------------------------------
                                        John D. Phillips

                                 ACKNOWLEDGMENT

         BEFORE me this 5th day of September, 1995, came John D. Phillips personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                        Virginia S. Cook
                                        ----------------------------------------
                                        NOTARY PUBLIC

                                        State of Georgia

                                        NOTARY SEAL

                                        Notary Public, Fulton County, Georgia
                                        My Commission Expires January 21, 1996

STATE OF CONNECTICUT
COUNTY OF ___________

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, James H. Rand, a Director of ROADMASTER INDUSTRIES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Henry Fong and Jeff L. Hinton, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for the Company to be filed with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the S-3 shelf registration for the benefit of the Selling Shareholders as from time to time identified therein, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of September 1995.

                                        James H. Rand
                                        ----------------------------------------
                                        James H. Rand

                                 ACKNOWLEDGMENT

         BEFORE me this 1st day of September, 1995, came James H. Rand personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                        Florence Stevens
                                        ----------------------------------------
                                        NOTARY PUBLIC

                                        State of Connecticut

                                        My Commission Expires: June 26, 1997

                                        NOTARY SEAL

                                        FLORENCE STEVENS
                                        Commissioner of Deeds
                                        State of Connecticut
                                        Term Expires June 26, 1997

STATE OF GEORGIA
COUNTY OF FULTON

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, Carl E. Sanders, a Director of ROADMASTER INDUSTRIES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Henry Fong and Jeff L. Hinton, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for the Company to be filed with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the S-3 shelf registration for the benefit of the Selling Shareholders as from time to time identified therein, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of September 1995.

                                        Carl E. Sanders
                                        ----------------------------------------
                                        Carl E. Sanders

                                 ACKNOWLEDGMENT

         BEFORE me this 1st day of September, 1995, came Carl E. Sanders personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                        Nancy J. Fleming
                                        ----------------------------------------
                                        NOTARY PUBLIC

                                        State of Georgia

                                        My Commission Expires: March 22, 1997

                                        NOTARY SEAL